UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 0523

The Dreyfus Fund Incorporated
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

The Dreyfus Fund

Incorporated

ANNUAL REPORT

December 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Information About the Renewal of the Fund’s Management Agreement
32	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Dreyfus Fund
Incorporated

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Fund Incorporated, covering the 12-month period from January 1, 2014, through December 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While U.S. equities’ 2014 gains fell short of their impressive 2013 performance, some broad measures of stock market performance posted their sixth consecutive year of positive results. Investor sentiment remained strong in an environment of sustained economic growth, rising corporate profits, muted inflation, and historically low interest rates. It also is noteworthy that stocks advanced despite persistent headwinds stemming from a sluggish global economy, which was characterized by economic weakness in Europe, Japan and China; intensifying geopolitical conflicts; and plummeting commodity prices.

Many economists appear to be optimistic about the prospects for 2015. Our own analysts agree and, in light of the ongoing benefits of low interest rates and depressed energy prices, see the potential for a somewhat faster pace of global growth in 2015 than in 2014. U.S. economic growth also seems poised to accelerate, largely due to the fading of drags from tight fiscal policies adopted in the wake of the Great Recession. Of course, a number of risks to U.S. and global economic growth remain, and changing conditions in 2015 are likely to benefit some industry groups more than others. That’s why we urge you to talk regularly with your financial advisor about the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through December 31, 2014, as provided by Sean P. Fitzgibbon, David Sealy and Barry K. Mills, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2014,The Dreyfus Fund Incorporated produced a total return of 9.47%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of 13.66% for the same period.2

U.S. stocks advanced during 2014 in response to sustained domestic economic growth and strong corporate earnings. The fund participated in the market’s gains to a significant degree, but shortfalls in the utilities, financials, consumer staples, industrials, and consumer discretionary sectors caused it to lag the benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies.The fund may invest up to 20% of its assets in foreign securities. In choosing stocks we focus on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks, and stocks that exhibit characteristics of both investment styles. We select stocks based on how shares are priced relative to the underlying company’s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company’s financial health.

Stocks Climbed Despite Global Headwinds

U.S. stocks began 2014 in the midst of a rally fueled by falling unemployment and intensifying manufacturing activity, but they gave up some of their gains in January when concerns arose regarding economic and political instability in the emerging markets. In addition, U.S. GDP contracted at an annualized 2.1% rate over the first quarter of 2014 due to the dampening effects of severe winter weather.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Equities began to rebound in February, and the S&P 500 Index climbed to new highs through June as it became clear that the economic recovery was back on track. Investors also responded positively to expectations that inflation and short-term interest rates would stay low.The U.S. economy rebounded at a robust 4.6% annualized rate during the second quarter.

The market encountered renewed volatility in July and September due to concerns that a faltering global economy might derail the U.S. expansion.After a bout of heightened volatility, investors appeared to shrug off these concerns when corporate earnings stayed strong and domestic economic data proved solid, including an estimated 5.0% annualized GDP growth rate for the third quarter. Stocks generally rebounded, but newly risk-averse investors turned from growth companies in favor of very large, traditionally defensive stocks with high dividend yields.

Multiple Factors Drove Relative Performance

Our bottom-up analysis determined that increasingly rich valuations for many slow growing, high-yielding stocks were unsupported by underlying fundamentals. Accordingly, we found few attractive investments in the utilities sector or among real estate investment trusts (REITs) in the financials sector. Underweighted exposure to these two areas accounted for a substantial share of the fund’s relative underperformance.

Disappointing stock selections undermined relative results in the consumer staples sector, where food retailer Whole Foods Market experienced decelerating sales growth, and tobacco maker Philip Morris International struggled with foreign currency exposures. Among industrial companies, notably weak performers included construction and engineering firm Fluor, aerospace parts maker Precision Castparts, and housing materials manufacturer Owens Corning. In the consumer discretionary sector, disappointments included online entertainment provider Netflix, internet retail giant Amazon.com, media company Twenty-First Century Fox, and casino operator

Las Vegas Sands.

On a more positive note, the fund enhanced relative returns in the information technology sector by avoiding some of the benchmark’s weaker names. Instead, we invested in several strong performers, including software developers Microsoft and Concur Technologies, storage specialist Western Digital, semiconductor manufacturer

Applied Materials, social media firm Facebook, and consumer products giant Apple. The fund further boosted relative performance by holding relatively light exposure to telecommunications services companies, which generally faced intensifying competitive pressures and pricing challenges.Top performers in other areas ranged from apparel retailer Under Armour and home improvement chain Home Depot to transportation firm Union Pacific and biotechnology developers Celgene and Biogen Idec.

Emphasizing U.S.-Centric Businesses

In light of the U.S. economy’s strength and corresponding weakness in overseas economies, we have continued to identify investment opportunities among companies positioned to benefit from the domestic economic recovery.As of year-end, we believe that we have found a relatively large number of atractive opportunities among companies in the information technology, financials, health care, and consumer discretionary sectors. We have found fewer stocks meeting our criteria among dividend-paying utilities and telecommunications services companies, where valuations appear unsustainable. The fund has also maintained relatively light positions in consumer staples, energy, and materials stocks in light of global economic uncertainty and weak commodity prices.

January 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.

The Fund 5

Comparison of change in value of $10,000 investment in The Dreyfus Fund Incorporated and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 12/31/14
	1 Year	5 Years	10 Years
Fund	9.47%	13.47%	6.99%
Standard & Poor’s 500
Composite Stock Price Index	13.66%	15.44%	7.67%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in The Dreyfus Fund Incorporated on 12/31/04 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from July 1, 2014 to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2014

Expenses paid per $1,000†	$3.81
Ending value (after expenses)	$1,044.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2014

Expenses paid per $1,000†	$3.77
Ending value (after expenses)	$1,021.48

† Expenses are equal to the fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

December 31, 2014

Common Stocks—99.3%	Shares		Value ($)
Automobiles & Components—1.6%
Delphi Automotive	335,460		24,394,651
Banks—8.2%
Bank of America	2,385,590		42,678,205
Citigroup	431,170		23,330,609
JPMorgan Chase & Co.	326,470		20,430,493
Wells Fargo & Co.	709,300		38,883,826
			125,323,133
Capital Goods—8.2%
Danaher	236,770		20,293,557
Fluor	301,370		18,272,063
Honeywell International	247,250		24,705,220
Owens Corning	350,320		12,544,959
Pentair	232,170		15,420,731
Precision Castparts	90,670		21,840,590
Raytheon	113,910		12,321,645
			125,398,765
Commercial & Professional Services—1.3%
Tyco International	447,765		19,638,973
Consumer Durables & Apparel—5.1%
Newell Rubbermaid	454,888		17,326,684
NIKE, Cl. B	297,860		28,639,239
PVH	144,530		18,524,410
Under Armour, Cl. A	190,210	[a]	12,915,259
			77,405,592
Diversified Financials—7.0%
Ameriprise Financial	140,700		18,607,575
CBOE Holdings	270,410		17,149,402
Intercontinental Exchange	66,110		14,497,262
Morgan Stanley	372,480		14,452,224
Navient	665,820		14,388,370
Voya Financial	634,440		26,887,567
			105,982,400
Energy—7.1%
Anadarko Petroleum	222,630		18,366,975
EOG Resources	185,900		17,115,813

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Kinder Morgan	498,186	21,078,250
Occidental Petroleum	317,410	25,586,420
Schlumberger	303,360	25,909,978
		108,057,436
Food & Staples Retailing—1.5%
CVS Health	229,970	22,148,411
Food, Beverage & Tobacco—4.2%
Coca-Cola Enterprises	390,990	17,289,578
Mondelez International, Cl. A	447,575	16,258,162
PepsiCo	314,730	29,760,869
		63,308,609
Health Care Equipment & Services—5.5%
McKesson	111,970	23,242,733
Medtronic	229,160	16,545,352
UnitedHealth Group	295,110	29,832,670
Universal Health Services, Cl. B	131,770	14,660,730
		84,281,485
Household & Personal Products—2.4%
Colgate-Palmolive	266,027	18,406,408
Estee Lauder, Cl. A	228,418	17,405,452
		35,811,860
Insurance—4.1%
Hartford Financial Services Group	722,100	30,104,349
Marsh & McLennan	289,470	16,569,263
Prudential Financial	171,790	15,540,123
		62,213,735
Materials—2.8%
LyondellBasell Industries, Cl. A	168,790	13,400,238
Martin Marietta Materials	121,960	13,454,627
Vulcan Materials	241,318	15,861,832
		42,716,697
Media—2.6%
Interpublic Group of Companies	893,200	18,551,764
Viacom, Cl. B	281,190	21,159,547
		39,711,311

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals,
Biotech & Life Sciences—9.9%
Biogen Idec	83,970	[a]	28,503,617
Bristol-Myers Squibb	477,080		28,162,032
Celgene	252,657	[a]	28,262,212
Gilead Sciences	201,390	[a]	18,983,021
Perrigo Company	163,750		27,372,450
Vertex Pharmaceuticals	156,340	[a]	18,573,192
			149,856,524
Retailing—3.3%
Home Depot	292,260		30,678,532
Priceline Group	16,890	[a]	19,258,147
			49,936,679
Semiconductors & Semiconductor
Equipment—.9%
Applied Materials	574,380		14,313,550
Software & Services—15.4%
Alibaba Group Holding, ADR	193,660		20,129,020
Automatic Data Processing	245,690		20,483,175
Facebook, Cl. A	380,880	[a]	29,716,258
Google, Cl. A	32,178	[a]	17,075,577
Google, Cl. C	47,163	[a]	24,826,603
LinkedIn, Cl. A	53,060	[a]	12,188,413
MasterCard, Cl. A	364,800		31,431,168
Microsoft	990,390		46,003,616
salesforce.com	332,360	[a]	19,712,272
Symantec	470,840		12,079,400
			233,645,502
Technology Hardware & Equipment—6.6%
Apple	651,780		71,943,476
SanDisk	127,470		12,489,511
Western Digital	146,050		16,167,735
			100,600,722
Transportation—1.6%
Union Pacific	198,390		23,634,201
Total Common Stocks
(cost $1,138,042,627)			1,508,380,236

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $10,581,775)	10,581,775 [b]	10,581,775
Total Investments (cost $1,148,624,402)	100.0%	1,518,962,011
Cash and Receivables (Net)	.0%	546,109
Net Assets	100.0%	1,519,508,120

ADR—American Depository Receipts

a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	15.4	Retailing	3.3
Pharmaceuticals,		Materials	2.8
Biotech & Life Sciences	9.9	Media	2.6
Banks	8.2	Household & Personal Products	2.4
Capital Goods	8.2	Automobiles & Components	1.6
Energy	7.1	Transportation	1.6
Diversified Financials	7.0	Food & Staples Retailing	1.5
Technology Hardware & Equipment	6.6	Commercial & Professional Services	1.3
Health Care Equipment & Services	5.5	Semiconductors &
Consumer Durables & Apparel	5.1	Semiconductor Equipment	.9
Food, Beverage & Tobacco	4.2	Money Market Investment	.7
Insurance	4.1		100.0

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,138,042,627	1,508,380,236
Affiliated issuers	10,581,775	10,581,775
Cash		223,472
Dividends receivable		1,623,936
Receivable for shares of Common Stock subscribed		6,754
Prepaid expenses		18,401
		1,520,834,574
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		937,587
Payable for shares of Common Stock redeemed		279,552
Interest payable—Note 2		206
Accrued expenses		109,109
		1,326,454
Net Assets ($)		1,519,508,120
Composition of Net Assets ($):
Paid-in capital		1,147,524,271
Accumulated undistributed investment income—net		1,359,569
Accumulated net realized gain (loss) on investments		286,671
Accumulated net unrealized appreciation
(depreciation) on investments		370,337,609
Net Assets ($)		1,519,508,120
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		130,613,904
Net Asset Value, offering and redemption price per share ($)		11.63

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2014

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	20,537,792
Affiliated issuers	6,116
Income from securities lending—Note 1(b)	3,614
Total Income	20,547,522
Expenses:
Management fee—Note 3(a)	9,803,052
Shareholder servicing costs—Note 3(b)	821,540
Directors’ fees and expenses—Note 3(c)	392,382
Professional fees	127,768
Custodian fees—Note 3(b)	87,048
Prospectus and shareholders’ reports	48,213
Registration fees	30,730
Loan commitment fees—Note 2	11,663
Interest expense—Note 2	336
Miscellaneous	26,442
Total Expenses	11,349,174
Less—reduction in fees due to earnings credits—Note 3(b)	(1,674)
Net Expenses	11,347,500
Investment Income—Net	9,200,022
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	138,492,253
Net unrealized appreciation (depreciation) on investments	(10,240,053)
Net Realized and Unrealized Gain (Loss) on Investments	128,252,200
Net Increase in Net Assets Resulting from Operations	137,452,222

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
Operations ($):
Investment income—net	9,200,022	10,367,727
Net realized gain (loss) on investments	138,492,253	123,266,586
Net unrealized appreciation
(depreciation) on investments	(10,240,053)	209,386,314
Net Increase (Decrease) in Net Assets
Resulting from Operations	137,452,222	343,020,627
Dividends to Shareholders from ($):
Investment income—net	(9,201,602)	(10,419,078)
Net realized gain on investments	(158,109,932)	(109,424,442)
Total Dividends	(167,311,534)	(119,843,520)
Capital Stock Transactions ($):
Net proceeds from shares sold	49,023,400	246,442,072
Dividends reinvested	153,462,241	109,113,314
Cost of shares redeemed	(131,191,601)	(111,030,111)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	71,294,040	244,525,275
Total Increase (Decrease) in Net Assets	41,434,728	467,702,382
Net Assets ($):
Beginning of Period	1,478,073,392	1,010,371,010
End of Period	1,519,508,120	1,478,073,392
Undistributed investment income—net	1,359,569	1,362,847
Capital Share Transactions (Shares):
Shares sold	4,115,692	21,716,135
Shares issued for dividends reinvested	13,027,312	9,359,303
Shares redeemed	(10,812,864)	(9,895,852)
Net Increase (Decrease) in Shares Outstanding	6,330,140	21,179,586

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.89	9.80	8.44	8.99	7.80
Investment Operations:
Investment income—net[a]	.07	.10	.12	.10	.07
Net realized and unrealized
gain (loss) on investments	1.05	3.04	1.36	(.55)	1.19
Total from Investment Operations	1.12	3.14	1.48	(.45)	1.26
Distributions:
Dividends from
investment income—net	(.07)	(.10)	(.12)	(.10)	(.07)
Dividends from net realized
gain on investments	(1.31)	(.95)	—	—	—
Total Distributions	(1.38)	(1.05)	(.12)	(.10)	(.07)
Net asset value, end of period	11.63	11.89	9.80	8.44	8.99
Total Return (%)	9.47	32.33	17.58	(5.05)	16.30
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.75	.74	.75	.77	.78
Ratio of net expenses
to average net assets	.75	.74	.75	.77	.78
Ratio of net investment income
to average net assets	.61	.85	1.30	1.11	.84
Portfolio Turnover Rate	44.19	72.91	56.38	67.60	60.06
Net Assets, end of period
($ x 1,000)	1,519,508	1,478,073	1,010,371	940,107	1,041,526

a Based on average shares outstanding.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unad-

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	1,488,251,216	—	—	1,488,251,216
Equity Securities—
Foreign
Common Stocks†	20,129,020	—	—	20,129,020
Mutual Funds	10,581,775	—	—	10,581,775

† See Statement of Investments for additional detailed categorizations.

At December 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2014, The Bank of New York Mellon earned $1,204 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2014, were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013($)	Purchases ($)	Sales ($)	12/31/2014($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,531,977	242,525,011	233,475,213	10,581,775.7
Dreyfus
Institutional
Cash
Advantage
Fund	—	67,674,998	67,674,998	—	—
Total	1,531,977	310,200,009	301,150,211	10,581,775.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,359,569, undistributed capital gains $12,510,049 and unrealized appreciation $370,337,609. In addition, the fund had $12,223,378 of capital losses realized after October 31, 2014, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2014 and December 31, 2013 were as follows: ordinary income $38,650,359 and $23,014,856, and long-term capital gains $128,661,175 and $96,828,664, respectively.

During the period ended December 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund decreased accumulated undistributed investment income-net by $1,698 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2014 was approximately $30,700 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion.The effective management fee rate during the period ended December 31, 2014 was .65%.

The Agreement also provides for an expense reimbursement from the Manager should the fund’s aggregate expenses (excluding taxes and brokerage commissions) exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended December 31, 2014, there was no reduction in expenses pursuant to the Agreement.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2014, the fund was charged $416,679 for transfer agency services and $27,983 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,674.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2014, the fund was charged $87,048 pursuant to the custody agreement.

During the period ended December 31, 2014, the fund was charged $7,771 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $826,464, custodian fees $35,254, Chief Compliance Officer fees $1,851 and transfer agency fees $74,018.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2014, amounted to $664,388,212 and $759,520,133, respectively.

At December 31, 2014, the cost of investments for federal income tax purposes was $1,148,624,402; accordingly, accumulated net unrealized appreciation on investments was $370,337,609, consisting of $375,013,206 gross unrealized appreciation and $4,675,597 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Fund Incorporated

We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2015

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 86.10% of the ordinary dividends paid during the fiscal year ended December 31, 2014 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2014, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $20,448,564 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund hereby reports $.0410 per share as a short-term capital gain distribution and $.1195 per share as a long-term capital gain distribution paid on March 31, 2014 and the fund also reports $.2020 per share as a short-term capital gain distribution and $.9445 per share as a long-term capital gain distribution paid on December 22, 2014.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 15-16, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the one- and two-year periods when the fund’s performance was at the Performance Group medians and the one- and five-year periods when the fund’s performance was above the Performance Universe medians.The Board noted the proximity to the median in certain of the periods when the fund’s performance was below the Performance Group and/or Performance Universe median(s). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s return was above the index in five of the ten years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was at the Expense Group median and slightly below the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Nathan Leventhal (71)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 52
———————
Robin A. Melvin (51)
Board Member (2014)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114

Roslyn M. Watson (65)
Board Member (2014)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 70
———————
Benaree Pratt Wiley (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 70

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued) INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)†
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division (2008-present)
No. of Portfolios for which Board Member Serves: 38
J. Charles Cardona is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.
———————
Gordon J. Davis (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-2014)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)
No. of Portfolios for which Board Member Serves: 62
Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.
———————
Isabel P. Dunst (67)
Board Member (2014)
Principal Occupation During Past 5Years:
• Partner, Hogan Lovells LLP (1990-present)
No. of Portfolios for which Board Member Serves: 38
Isabel P. Dunst is deemed to be an “interested person” (as defined in the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————

† J. Charles Cardona was elected as a Board Member of the fund on February 27, 2014.
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

For More Information

Ticker Symbol: DREVX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,594 in 2013 and $32,226 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2013 and $6,120 in 2014. These services consisted of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,841 in 2013 and $2,957 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,943 in 2013 and $27,096 in 2014. [These services included a review of the Registrant's anti-money laundering program as well as services related to foreign regulatory matters].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $50,384,343 in 2013 and $23,307,177 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable. [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and               Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 24, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    February 24, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)